March 14, 2024

WESTWOOD CAPITAL APPRECIATION AND INCOME FUND

TICKER SYMBOL: WWTAX

A CLASS SHARES

A Series of Ultimus Managers Trust

Supplement to the Prospectus

dated February 28, 2024

This supplement updates certain information in the Prospectus for the A Class Shares of the Westwood Capital Appreciation and Income Fund (the “Fund”), a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information, free of charge, please visit the Fund’s website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus for the Fund.

Under the heading entitled “Average Annual Total Returns for Periods Ended December 31, 2022”, beginning on page 23 of the Prospectus, the header is replaced entirely with “Average Annual Total Returns for Periods Ended December 31, 2023” and the following replaces the first paragraph, in its entirety:

This table compares the Fund’s A Class Shares’ average annual total returns (after applicable sales charges) for the periods ended December 31, 2023 to those of an appropriate broad-based index and additional indexes, including a blended benchmark that represents the investment strategy of the Fund.

Under the Section entitled “Investment Adviser”, the following replaces, in its entirety, the table on page 67 of the Prospectus:

Westwood Quality Value Fund	0.55%[1]
Westwood Quality SmallCap Fund	0.79%
Westwood Income Opportunity Fund	0.74%
[1]	Prior to November 30, 2022, the Expense Cap for the Value Fund was 0.65%.

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.